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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 28, 2004

          CWABS, INC., (as depositor under the Pooling and Servicing
       Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series
                                   2004-8).
                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                 Delaware                        333-109272                     95-4596514
       ----------------------------             ------------                -------------------
       (State or other jurisdiction              (Commission                 (I.R.S. Employer
             of incorporation)                  File Number)                Identification No.)

             4500 Park Granada
           Calabasas, California                                                   91302
           ---------------------                                                ----------
           (Address of principal                                                (Zip Code)
            executive offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act
              (17 CFR 240.13e-4(c))

Section 8   -     Other Events

Item 8.01         Other Events.
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Pooling & Servicing Agreement
-----------------------------

      CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Countrywide LFT LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-8 (the "Certificates"). The Certificates were issued on September 28, 2004. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9   -     Financial Statements and Exhibits
Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c) Exhibits.
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      Exhibit No.       Description
      -----------

             99.1 Pooling and Servicing Agreement dated as of September 1, 2004.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By: /s/ Leon Daniels, Jr.
                                        ---------------------
                                        Name:  Leon Daniels, Jr.
                                        Title:  Vice President


Dated:  November 10, 2004

                                 EXHIBIT INDEX
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Exhibit No.                   Description
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99.1                          Pooling and Servicing Agreement.